American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
September 30, 2023

Utilities - Schedule of Investments
SEPTEMBER 30, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.6%
Building Products — 0.3%
Cie de Saint-Gobain	10,841	648,838
Construction and Engineering — 0.7%
EMCOR Group, Inc.	3,009	633,063
Valmont Industries, Inc.	1,856	445,830
Vinci SA	5,656	625,729
		1,704,622
Data Centers — 0.2%
Equinix, Inc.	678	492,404
Electric Utilities — 65.3%
American Electric Power Co., Inc.	154,019	11,585,309
Constellation Energy Corp.	73,250	7,990,110
Duke Energy Corp.	220,953	19,501,312
Edison International	146,994	9,303,250
Entergy Corp.	91,413	8,455,703
Evergy, Inc.	57,998	2,940,499
Eversource Energy	143,902	8,367,901
Exelon Corp.	299,634	11,323,169
FirstEnergy Corp.	238,272	8,144,137
NextEra Energy, Inc.	396,938	22,740,578
NRG Energy, Inc.	51,518	1,984,473
PG&E Corp.(1)	619,925	9,999,390
Pinnacle West Capital Corp.	79,415	5,851,297
PPL Corp.	333,193	7,850,027
Southern Co.	176,777	11,441,008
Xcel Energy, Inc.	51,970	2,973,723
		150,451,886
Electrical Components and Equipment — 1.3%
ABB Ltd.	14,199	506,808
Atkore, Inc.(1)	3,649	544,394
Eaton Corp. PLC	2,934	625,764
Hubbell, Inc.	2,286	716,455
Schneider Electric SE	2,990	492,728
		2,886,149
Environmental and Facilities Services — 1.1%
Clean Harbors, Inc.(1)	4,576	765,839
GFL Environmental, Inc.	14,168	449,892
Waste Connections, Inc.	4,884	655,767
Waste Management, Inc.	4,033	614,791
		2,486,289
Gas Utilities — 0.4%
New Jersey Resources Corp.	23,275	945,663
Independent Power Producers and Energy Traders — 4.2%
AES Corp.	354,427	5,387,290
Vistra Corp.	131,544	4,364,630
		9,751,920
Industrial Machinery & Supplies & Components — 0.3%
Ingersoll Rand, Inc.	11,291	719,463

Multi-Utilities — 24.7%
Ameren Corp.	11,728	877,606
Avista Corp.	29,347	949,962
CMS Energy Corp.	66,136	3,512,483
Consolidated Edison, Inc.	82,671	7,070,851
Dominion Energy, Inc.	111,457	4,978,784
DTE Energy Co.	74,905	7,436,569
NiSource, Inc.	248,658	6,136,880
Public Service Enterprise Group, Inc.	181,135	10,308,393
Sempra	201,474	13,706,276
WEC Energy Group, Inc.	22,393	1,803,756
		56,781,560
Water Utilities — 0.8%
American Water Works Co., Inc.	14,173	1,755,043
Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(1)	4,726	661,876
TOTAL COMMON STOCKS (Cost $218,262,800)		229,285,713
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,280	2,280
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.50% - 3.00%, 11/15/44 - 2/15/47, valued at $129,692), in a joint trading account at 5.25%, dated 9/29/23, due 10/2/23 (Delivery value $126,588)		126,533
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 1/15/30, valued at $838,443), at 5.29%, dated 9/29/23, due 10/2/23 (Delivery value $822,362)		822,000
		948,533
TOTAL SHORT-TERM INVESTMENTS (Cost $950,813)		950,813
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $219,213,613)		230,236,526
OTHER ASSETS AND LIABILITIES†		(16,743)
TOTAL NET ASSETS — 100.0%		$230,219,783

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$225,905,951	$3,379,762	—
Short-Term Investments	2,280	948,533	—
	$225,908,231	$4,328,295	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.